Exhibit 10.5


                INVESTMENT MANAGEMENT AGREEMENT


          AGREEMENT made as of the 28th day of June, 1996,

between TEMPLETON GLOBAL INVESTMENT TRUST (hereinafter

referred to as the "Trust"), on behalf of Templeton Latin

America Fund (the "Fund"), and TEMPLETON INVESTMENT COUNSEL,

INC., (hereinafter referred to as the "Investment Manager").

          In consideration of the mutual agreements herein

made, the Trust on behalf of the Fund and the Investment

Manager

understand and agree as follows:

          (1)  The Investment Manager agrees, during the

life of this Agreement, to manage the investment and

reinvestment of the Fund's assets consistent with the

provisions of the Trust Instrument of the Trust and the

investment policies adopted and declared by the Trust's

Board of Trustees.  In pursuance of the foregoing, the

Investment Manager shall make all determinations with

respect to the investment of the Fund's assets and the

purchase and sale of its investment securities, and shall

take such steps as may be necessary to implement those

determinations. Such determinations and services shall

include determining the manner in which any voting rights,

rights to consent to corporate action and any other rights

pertaining to the Fund's investment securities shall be

exercised, subject to guidelines adopted by the Board of

Trustees.

          (2)  The Investment Manager is not required to

furnish any personnel, overhead items or facilities for the

Fund, including trading desk facilities or daily pricing of

the Fund's portfolio.

          (3)  The Investment Manager shall be responsible

for selecting members of securities exchanges, brokers and

dealers (such members, brokers and dealers being hereinafter referred to as "brokers") for the execution of the Fund's

portfolio transactions consistent with the Trust's brokerage policies and, when applicable, the negotiation of

commissions in connection therewith.

          All decisions and placements shall be made in

accordance with the following principles:

                    A.   Purchase and sale orders will

               usually be placed with brokers which are

               selected by the Investment Manager as able to

               achieve "best execution" of such orders.

               "Best execution" shall mean prompt and

               reliable execution at the most favorable

               security price, taking into account the other

               provisions hereinafter set forth.  The

               determination of what may constitute best

               execution and price in the execution of a

               securities transaction by a broker involves a

               number of considerations, including, without

               limitation, the overall direct net economic

               result to the Fund (involving both price paid

               or received and any commissions and other

               costs paid), the efficiency with which the

               transaction is effected, the ability to

               effect the transaction at all where a large

               block is involved, availability of the broker

               to stand ready to execute possibly difficult

               transactions in the future, and the financial

               strength and stability of the broker.  Such

               considerations are judgmental and are weighed

               by the Investment Manager in determining the

               overall reasonableness of brokerage

               commissions.

                    B.   In selecting brokers for portfolio

               transactions, the Investment Manager shall

               take into account its past experience as to

               brokers qualified to achieve "best

               execution," including brokers who specialize

               in any foreign securities held by the Fund.

                    C.   The Investment Manager is

               authorized to allocate brokerage business to

               brokers who have provided brokerage and

               research services, as such services are

               defined in Section 28(e) of the Securities

               Exchange Act of 1934 (the "1934 Act"), for

               the Fund and/or other accounts, if any, for

               which the Investment Manager exercises

               investment discretion (as defined in

               Section 3(a)(35) of the 1934 Act) and, as to

               transactions for which fixed minimum

               commission rates are not applicable, to cause

               the Fund to pay a commission for effecting a

               securities transaction in excess of the

               amount another broker would have charged for

               effecting that transaction, if the Investment

               Manager determines in good faith that such

               amount of commission is reasonable in

               relation to the value of the brokerage and

               research services provided by such broker,

               viewed in terms of either that particular

               transaction or the Investment Manager's

               overall responsibilities with respect to the

               Fund and the other accounts, if any, as to

               which it exercises investment discretion.  In

               reaching such determination, the Investment

               Manager will not be required to place or

               attempt to place a specific dollar value on

               the research or execution services of a

               broker or on the portion of any commission

               reflecting either of said services.  In

               demonstrating that such determinations were

               made in good faith, the Investment Manager

               shall be prepared to show that all

               commissions were allocated and paid for

               purposes contemplated by the Trust's

               brokerage policy; that the research services

               provide lawful and appropriate assistance to

               the Investment Manager in the performance of

               its investment decision-making

               responsibilities; and that the commissions

               paid were within a reasonable range.  Whether

               commissions were within a reasonable range

               shall be based on any available information

               as to the level of commission known to be

               charged by other brokers on comparable

               transactions, but there shall be taken into

               account the Trust's policies that

               (i) obtaining a low commission is deemed

               secondary to obtaining a favorable securities

               price, since it is recognized that usually it

               is more beneficial to the Fund to obtain a

               favorable price than to pay the lowest

               commission; and (ii) the quality,

               comprehensiveness and frequency of research

               studies that are provided for the Investment

               Manager are useful to the Investment Manager

               in performing its advisory services under

               this Agreement.  Research services provided

               by brokers to the Investment Manager are

               considered to be in addition to, and not in

               lieu of, services required to be performed by

               the Investment Manager under this Agreement.

               Research furnished by brokers through which

               the Fund effects securities transactions may

               be used by the Investment Manager for any of

               its accounts, and not all research may be

               used by the Investment Manager for the Fund.

               When execution of portfolio transactions is

               allocated to brokers trading on exchanges

               with fixed brokerage commission rates,

               account may be taken of various services

               provided by the broker.

                    D.   Purchases and sales of portfolio

               securities within the United States other

               than on a securities exchange shall be

               executed with primary market makers acting as

               principal, except where, in the judgment of

               the Investment Manager, better prices and

               execution may be obtained on a commission

               basis or from other sources.

                    E.   Sales of the Fund's shares (which

               shall be deemed to include also shares of

               other registered investment companies which

               have either the same adviser or an investment

               adviser affiliated with the Investment

               Manager) by a broker are one factor among

               others to be taken into account in deciding

               to allocate portfolio transactions (including

               agency transactions, principal transactions,

               purchases in underwritings or tenders in

               response to tender offers) for the account of

               the Fund to that broker; provided that the

               broker shall furnish "best execution," as

               defined in subparagraph A above, and that

               such allocation shall be within the scope of

               the Trust's policies as stated above;

               provided further, that in every allocation

               made to a broker in which the sale of Fund

               shares is taken into account, there shall be

               no increase in the amount of the commissions

               or other compensation paid to such broker

               beyond a reasonable commission or other

               compensation determined, as set forth in

               subparagraph C above, on the basis of best

               execution alone or best execution plus

               research services, without taking account of

               or placing any value upon such sale of the

               Trust's shares.

          (4)  The Fund agrees to pay to the Investment

Manager a monthly fee in dollars at an annual rate of 1.25%

of the Fund's average daily net assets, payable at the end

of each calendar month.  The Investment Manager may waive

all or a portion of its fees provided for hereunder and such waiver shall be treated as a reduction in purchase price of

its services.  The Investment Manager shall be contractually bound hereunder by the terms of any publicly announced

waiver of its fee, or any limitation of the Fund's expenses,

as if such waiver or limitation were fully set forth herein.

          Notwithstanding the foregoing, if the total

expenses of the Fund (including the fee to the Investment

Manager) in any fiscal year of the Trust exceed any expense

limitation imposed by applicable State law, the Investment

Manager shall reimburse the Fund for such excess in the

manner and to the extent required by applicable State law.

The term "total expenses," as used in this paragraph, does

not include interest, taxes, litigation expenses,

distribution expenses, brokerage commissions or other costs

of acquiring or disposing of any of the Fund's portfolio

securities or any costs or expenses incurred or arising

other than in the ordinary and necessary course of the

Fund's business.  When the accrued amount of such expenses

exceeds this limit, the monthly payment of the Investment

Manager's fee will be reduced by the amount of such excess,

subject to adjustment month by month during the balance of

the Trust's fiscal year if accrued expenses thereafter fall

below the limit.

          (5)  This Agreement is dated as of the 28th day of

June, 1996 and shall continue in effect until April 30,

1998.  If not sooner terminated, this Agreement shall

continue in effect for successive periods of 12 months each

thereafter, provided that each such continuance shall be

specifically approved annually by the vote of a majority of

the Trust's Board of Trustees who are not parties to this

Agreement or "interested persons" (as defined in Investment

Company Act of 1940 (the "1940 Act")) of any such party,

cast in person at a meeting called for the purpose of voting on such approval and either the vote of (a) a majority of

the outstanding voting securities of the Fund, as defined in the 1940 Act, or (b) a majority of the Trust's Board of

Trustees as a whole.

          (6)  Notwithstanding the foregoing, this Agreement

may be terminated by either party at any time, without the

payment of any penalty, on sixty (60) days' written notice

to the other party, provided that termination by the Trust

is approved by vote of a majority of the Trust's Board of

Trustees in office at the time or by vote of a majority of

the outstanding voting securities of the Fund (as defined by the 1940 Act).

          (7)  This Agreement will terminate automatically

and immediately in the event of its assignment (as defined

in the 1940 Act).

          (8)  In the event this Agreement is terminated and

the Investment Manager no longer acts as Investment Manager

to the Fund, the Investment Manager reserves the right to

withdraw from the Fund the use of the name "Templeton" or

any name misleadingly implying a continuing relationship

between the Fund and the Investment Manager or any of its

affiliates.

          (9)  Except as may otherwise be provided by the

1940 Act, neither the Investment Manager nor its officers,

directors, employees or agents shall be subject to any

liability for any error of judgment, mistake of law, or any

loss arising out of any investment or other act or omission

in the performance by the Investment Manager of its duties

under the Agreement or for any loss or damage resulting from the imposition by any government of exchange control

restrictions which might affect the liquidity of the Fund's

assets, or from acts or omissions of custodians, or

securities depositories, or from any war or political act of any foreign government to which such assets might be

exposed, or for failure, on the part of the custodian or

otherwise, timely to collect payments, except for any

liability, loss or damage resulting from willful

misfeasance, bad faith or gross negligence on the Investment

Manager's part or by reason of reckless disregard of the

Investment Manager's duties under this Agreement.  It is

hereby understood and acknowledged by the Trust that the

value of the investments made for the Fund may increase as

well as decrease and are not guaranteed by the Investment

Manager.  It is further understood and acknowledged by the

Trust that investment decisions made on behalf of the Fund

by the Investment Manager are subject to a variety of

factors which may affect the values and income generated by

the Fund's portfolio securities, including general economic

conditions, market factors and currency exchange rates, and

that investment decisions made by the Investment Manager

will not always be profitable or prove to have been correct.

          (10) It is understood that the services of the

Investment Manager are not deemed to be exclusive, and

nothing in this Agreement shall prevent the Investment

Manager, or any affiliate thereof, from providing similar

services to other investment companies and other clients,

including clients which may invest in the same types of

securities as the Fund, or, in providing such services, from using information furnished by others.  When the Investment

Manager determines to buy or sell the same security for the

Fund that the Investment Manager or one or more of its

affiliates has selected for clients of the Investment

Manager or its affiliates, the orders for all such security

transactions shall be placed for execution by methods

determined by the Investment Manager, with approval by the

Trust's Board of Trustees, to be impartial and fair.

          (11) This Agreement shall be construed in

accordance with the laws of the State of Delaware, provided

that nothing herein shall be construed as being inconsistent with applicable Federal and state securities laws and any

rules, regulations and orders thereunder.

          (12) If any provision of this Agreement shall be

held or made invalid by a court decision, statute, rule or

otherwise, the remainder of this Agreement shall not be

affected thereby and, to this extent, the provisions of this

Agreement shall be deemed to be severable.

          (13) Nothing herein shall be construed as

constituting the Investment Manager an agent of the Trust.

          (14) It is understood and expressly stipulated

that neither the holders of shares of the Fund nor any

Trustee, officer, agent or employee of the Trust shall be

personally liable hereunder, nor shall any resort be had to

other private property for the satisfaction of any claim or

obligation hereunder, but the Trust only shall be liable.

          IN WITNESS WHEREOF, the parties hereto have caused

this Agreement to be duly executed by their duly authorized

officers and their respective corporate seals to be hereunto duly affixed and attested.

                           TEMPLETON GLOBAL INVESTMENT TRUST



                           By:_______________________________
                              John R. Kay
                              Vice President


                           TEMPLETON INVESTMENT COUNSEL, INC.





                           By:_________________________________
                              Charles E. Johnson
                              Chairman